UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 24, 2007 (October 23, 2007)

CTS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (574) 523-3800

                         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 23, 2007, CTS Corporation issued a press release announcing financial results for the third quarter of 2007 as more fully described in the press release, a copy of which is attached as Exhibit 99.1 hereto and which information is incorporated herein by reference. Only information in the release which relates to completed fiscal periods is furnished hereunder pursuant to the requirements of Item 2.02 of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Exhibits.

             The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated October 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

By:                 /s/  Richard G. Cutter III
Name:           Richard G. Cutter III
Title:             Vice President, General Counsel and Secretary

Date:  October 24, 2007